SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND SUMMARY PROSPECTUSES

DWS VARIABLE SERIES II
DWS Alternative Asset Allocation VIP

The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub–heading of the “MANAGEMENT” section of the fund’s prospectuses and summary prospectuses.

Robert Wang, Head of Portfolio Management and Trading, QS Investors. Began managing the fund in 2009.

Inna Okounkova, Head of Strategic Asset Allocation Portfolio Management, QS Investors. Began managing the fund in 2009.  On leave through December 31, 2012.

Ellen Tesler, Portfolio Manager, QS Investors. Began managing the fund in 2012.

The following information replaces the existing disclosure contained under the “MANAGEMENT” sub–heading of the “FUND DETAILS” section of the fund’s prospectuses.

Robert Wang, Head of Portfolio Management and Trading, QS Investors. Began managing the fund in 2009.

■	Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.

■	BS, The Wharton School, University of Pennsylvania.

Inna Okounkova, Head of Strategic Asset Allocation Portfolio Management, QS Investors. Began managing the fund in 2009.  On leave through December 31, 2012.

■	Joined QS Investors in 2010 after 11 years with Deutsche Asset Management as a quantitative analyst, portfolio manager and Head of Strategic Asset Allocation Portfolio Management.

■	MS, Moscow State University; MBA, University of Chicago — Graduate School of Business.

Ellen Tesler, Portfolio Manager, QS Investors. Began managing the fund in 2012.

■	Member of the QS Investors portfolio management and trading group.

■	Formerly at DB Advisors (2000 - 2010). Prior to joining DB Advisors, one year as an analyst at Lord Abbett and Company.

■	BBA and MBA, Pace University.

Please Retain This Supplement for Future Reference

September 17, 2012 PROSTKR-182